STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT ("Agreement") is effective as of this ____ day of February, 2001 by and among Network Investor Services, Inc. ("Seller"), and Peruvian Investments, L.L.C. ("Buyer").

         WHEREAS, the parties intend by this agreement to provide for the acquisition by Buyer of 1,000,000 shares of Common Stock of Network Investor Services, Inc. (the "Company") (the "Shares");

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, it is agreed as follows:

         1. Purchase of Shares. Subject to the terms and conditions contained herein, Buyer agrees to purchase and the undersigned Seller agrees to sell, transfer, convey and assign to Buyer, for the consideration described in Section 2 below, the Shares.

         2. Consideration. At the Closing, as defined in Section 5 below, Buyer shall deliver and pay to the Seller the equivalent of $10,000 in the form of a promissory note ("Promissory Note") in favor of Seller (the "Purchase Price"), in exchange for the Shares.

         3. Representations and Warranties of the Seller. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to Buyer that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of Closing:

              (a) Authority. Seller now has and will have, at the Closing, full power, authority and legal right to sell the Shares to Buyer pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of, Seller.

              (b) Compliance with Law. The consummation by the Seller of the transactions contemplated hereby will be in compliance with all applicable laws, rules, regulations and requirements of all applicable federal, state and local governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any such governmental authority.

              (c) No Litigation. There are no suits or proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of the Seller, threatened, anticipated or contemplated, which in any way affect the consummation of the transactions contemplated hereby or, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.


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              (d) No Material Misstatements. Seller has not made any material misstatement of fact or omitted to state any material fact reasonably necessary to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

         4. Representations, Warranties and Agreements of Buyer. Buyer represents and warrants to and agrees with Seller that:

              (a) Peruvian has been represented by such legal counsel who has been personally selected by it, as it has found necessary to consult concerning this transaction, and such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Peruvian and its counsel and other advisors have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the transactions contemplated by this Agreement, and to make an informed investment decision with respect thereto.

              (b) Seller has made available to Peruvian, its counsel and advisors, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, Seller and its representatives, concerning the terms and conditions of the acquisition of Seller's Shares and access to obtain any information, documents, financial statements, records and books (A) relative to Seller, the business and an investment in Seller, and (B) necessary to verify the accuracy of any information furnished to each Peruvian. All materials and information requested by such Peruvian, its counsel and advisors, or others representing such Peruvian, including any information requested to verify any information furnished to Peruvian, have been made available and examined.

              (c) Peruvian is an "Accredited Investor" and is acquiring Seller's Shares for its own account and not as a fiduciary for any other person. Peruvian is acquiring the Shares for investment purposes only and not with a view to or for the transfer, assignment, resale, or distribution thereof, in whole or in part. Peruvian understands the meaning and legal consequences of the foregoing representations and warranties. Peruvian is not an "underwriter" of the securities, as that term is defined in Section 2(11) of the Securities Act of 1933 ("Securities Act"), and Peruvian will not take or cause to be taken any action that would cause Peruvian or Seller to be deemed an "underwriter" of the securities.

              (d) Peruvian understands that the Shares have not been registered under the Securities Act nor pursuant to the provisions of the securities or other laws of any applicable jurisdictions. Peruvian further understands that the Seller's Shares cannot be sold, assigned, pledged, transformed or otherwise disposed of unless such Shares are registered or an exemption from registration is available, and that the Seller's Shares will bear a restrictive legend to that effect.

         5. The Closing. The closing of the purchase and sale of Shares shall take place at the offices of Seller on or before February 15, 2001, or within three (3) business days of Buyer receiving satisfactory financing of the Purchase Price, or at such other time or place as shall be fixed by the mutual consent of the parties. Said date of conveyance is herein called the "Closing." The Closing may be extended by the mutual written consent of the Seller and the Buyer.


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         6. Miscellaneous.

              (a) Attorney's Fees. In any action or proceeding arising out of or related to this Agreement, the prevailing party shall be entitled to its reasonable attorneys fees and related costs, including fees and costs incurred prior to formal initiation of an action or proceeding, and including fees and costs incurred for collecting or attempting to collect any judgment or award.

              (b) Survival. All parties agree that the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall thereafter remain in full force and effect.

              (c) Severability. If any term or provision of this Agreement, including the exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

              (d) Entire Agreement. This Agreement, including the exhibits and documents referred to herein which are a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument executed by the Buyer and the Seller. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. Any Section headings or table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

              (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

              (f) Binding Affect. This Agreement shall inure to the benefit of and be binding upon the Seller and Buyer and their respective successors, but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.

              (g) Governing Law. This Agreement shall be governed by the laws of the State of Utah.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        SELLER:  Network Investor Services, Inc.



                                        By:_____________________________________
                                        Its:____________________________________


                                        BUYER:  Peruvian Investments, L.L.C.


                                        By:_____________________________________
                                        Its:____________________________________



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